UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

(866) 405-5012 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e)

On January 25, 2022, The Western Union Company (the “Company”) announced that Matthew Cagwin, Interim Chief Financial Officer of the Company, has been appointed as Chief Financial Officer of the Company, effective January 20, 2023 (the “Appointment Date”).

Mr. Cagwin, age 47, joined the Company in July 2022 as Head of Business Unit Financial Planning and Analysis. He has served as Interim Chief Financial Officer since September 2022. Prior to joining the Company, Mr. Cagwin served as Senior Vice President, Chief Financial Officer – Merchant Acceptance of Fiserv, Inc. / First Data Corporation from 2018, and as Senior Vice President, Corporate Controller and Chief Accounting Officer of First Data Corporation from 2014 to 2018.

Effective upon the Appointment Date, Mr. Cagwin’s compensation arrangements will include (i) an annual base salary of $525,000, subject to merit increases, (ii) an annual incentive award target opportunity under the Company’s Senior Executive Performance Incentive Plan at 100% of base salary, and (iii) an annual long-term incentive award target grant date fair value under the Company’s 2015 Long-Term Incentive Plan of $2,150,000, effective for the Company’s 2023 annual equity grants. Mr. Cagwin will also become a participant in the Company’s Executive Severance Policy.

There are no arrangements or understandings between Mr. Cagwin and any person pursuant to which Mr. Cagwin was appointed as Chief Financial Officer. There is no family relationship between Mr. Cagwin and any director or executive officer of the Company. There are no actual or proposed transactions between Mr. Cagwin or any of his related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On January 25, 2023, the Company issued a press release regarding the foregoing matter. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by The Western Union Company on January 25, 2023.
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY
Dated: January 26, 2023
	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary